Filed Pursuant to Rule 497
Securities Act File No. 333-224976

NEWTEK BUSINESS SERVICES CORP.

Supplement No. 6, dated March 30, 2020
to
Prospectus Supplement, dated July 10, 2019

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Newtek Business Services Corp. (the “Company”), dated July 3, 2019 (the “Prospectus”), as supplemented by the prospectus supplement dated July 10, 2019, the prospectus supplement dated August 13, 2019, the prospectus supplement dated November 13, 2019, the prospectus supplement dated January 10, 2020, the prospectus supplement dated February 28, 2020, and the prospectus supplement dated March 27, 2020 (each, a “Prospectus Supplement” and together, the “Prospectus Supplements”), which relate to the sale of shares of common stock of the Company in an “at the market” offering pursuant to an equity distribution agreement, dated as of July 10, 2019, by and between the Company and the several Placement Agents named in Schedule A thereto. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplements or Prospectus, as applicable.

You should carefully consider the “Risk Factors” below and beginning on page 19 of the Prospectus before you decide to invest.

STATUS OF OUR OFFERINGS

On July 10, 2019, we established an at the market program to which this Supplement No. 6, dated March 30, 2020 relates, and through which we may sell, from time to time at our sole discretion, up to 3,000,000 shares of our common stock. Through March 27, 2020, we have sold 1,646,744 shares of our common stock for net proceeds of approximately $36,440,000 after sales commissions to the Placement Agents of $744,000 and offering costs, under the at the market program. As a result, 1,353,256 shares of our common stock remain available for sale under the at the market program.

RECENT DEVELOPMENTS

The CARES Act

On March 27, 2020, Congress passed, and the President of the United States signed into law, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), which provides a $2.0 trillion stimulus package to certain business and individuals affected by the novel COVID-19 emergency. Among other things, the CARES Act will allow Newtek Small Business Finance (“NSBF”), as an SBA 7(a) lender, to issue loans under the newly-established Paycheck Protection Program (“PPP”). Under the PPP, current SBA 7(a) lenders are automatically approved to extend 100% federally guaranteed PPP loans to certain small businesses for amounts up to 2.5 times of those businesses’ average monthly payroll expenses (capped at $10 million). The interest rate on PPP loans is capped at 4.0%, and the loans are forgivable after eight weeks, provided that the borrower used the loans for eligible purposes (e.g., payroll/benefits (excluding employee compensation above $100,000), mortgage interest, rent and utilities) and maintains its payroll levels. The amount loan forgiveness will reduced if the borrower reduces salaries or terminates employees during the eight-week period.

The CARES Act also will provide certain subsidies to certain existing SBA 7(a) borrowers. Specifically, under the CARES Act, the SBA will pay all principal, interest, and fees on existing performing SBA 7(a) loans for six months beginning with such borrowers’ next payment due dates. As of December 31, 2019, approximately $442,227,000 of the Company’s portfolio consisted of SBA 7(a) loans issued by NSBF.

The CARES Act provides the U.S. Department of Treasury and the SBA will be responsible for writing and adopting regulations to implement the legislation. As a result, the Company cannot predict with certainty how the government will implement the CARES Act or how the changes enacted by the law might affect us, our shareholders, or our portfolio investments.